Item 5. Other Events and Required FD Disclosures
Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
Ex-99.1 Press Release dated April 27, 2004
Ex-99.2 Press Release dated April 27, 2004
Ex-99.3 Transcript of fiscal 2004 - 2nd Qtr call

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2004

TWEETER HOME ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24091	04-3417513
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

40 Pequot Way
Canton, Massachusetts 02021
(781) 830-3000
(Address, including zip code, of registrant’s principal executive offices and registrant’s telephone number, including area code)

Item 5. Other Events and Required FD Disclosures

     On April 27, 2004, the registrant announced in a press release that it had reached an agreement in principle to acquire NOW! Audio Video, a six-store specialty retailer located in North Carolina and Tennessee. A copy of the press release issued by the registrant regarding the foregoing is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(a)     Exhibits.

99.1	Press Release dated April 27, 2004 announcing agreement in principle to acquire NOW! Audio Video

99.2	Press Release dated April 27, 2004 announcing earnings results for the quarter ended March 31, 2004

99.3	Transcript of fiscal 2004-second quarter earnings conference call.

Item 12. Results of Operations and Financial Condition.

     On April 27, 2004, the registrant announced its earnings results for the quarter ended March 31, 2004. A copy of the press release issued by the registrant regarding the foregoing is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

     In addition, on April 27, 2004, the registrant conducted its quarterly earnings conference call for the quarter ended March 31, 2004. A transcript of the call is filed herewith as Exhibit 99.3 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWEETER HOME ENTERTAINMENT GROUP, INC.

DATED: April 30, 2004

By:	/s/ Joseph G. McGuire

Joseph G. McGuire
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 27, 2004 announcing agreement in principle to acquire NOW! Audio Video

99.2	Press Release dated April 27, 2004 announcing earnings results for the quarter ended March 31, 2004

99.3	Transcript of fiscal 2004-second quarter earnings conference call